UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934

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American Superconductor Corporation

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You invested in AMERICAN SUPERCONDUCTOR CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 25, 2025.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 11, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends

1.	Election of Directors		For
Nominees:
	01) Laura A. Dambier	05) Barbara G. Littlefield
	02) Terence R. Donnelly	06) Daniel P. McGahn
	03) Arthur H. House	07) David R. Oliver, Jr.
04) Margaret D. Klein

2.	To ratify the appointment by the Audit Committee of the Board of Directors of RSM US LLP as AMSC’s independent registered public accounting firm for the current fiscal year.		For

3.	To approve, on an advisory basis, the compensation of AMSC’s named executive officers.		For

NOTE: To transact such other business as may properly come before the annual meeting or any continuation, postponement or adjournment thereof.

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